iWallet Corporation

Unaudited Condensed Interim Financial Statements

For three month period ended March 31, 2014

(expressed in U.S. dollars)

iWallet Corporation

Table of Contents

March 31, 2014

Page
Unaudited Condensed Interim Financial Statements
Balance Sheets (Unaudited) as of March 31, 2014 and December 31, 2013	1
Statements of Operations and Comprehensive Loss (Unaudited) for the three-month periods ended March 31, 2014 and 2013	2
Statements of Changes in Shareholder's Deficiency (Unaudited) for the three-month periods ended March 31, 2014 and 2013 and year ended December 31, 2013	3
Statements of Cash Flows (Unaudited) for the three-month periods ended March 31, 2013 and 2014	4
Notes to Condensed Interim Financial Statements (unaudited)	5 - 14

iWallet Corporation

Condensed Interim Balance Sheets

March 31, 2014 and December 31, 2013

	March 31, 2014	December 31, 2014
	(Unaudited)

Assets
Current assets
Cash	$7,500	$250,718
Funds held in attorney trust (note 8)	—	39,705
Accounts receivable	—	4,575
Deposits and deferred costs (note 9)	130,613	23,086
Inventory (note 4)	14,816	20,361
Due from shareholder (note 7)	90,468	61,833

	243,397	400,278
Intangible assets (note 5)	106,017	96,715

	$349,414	$496,993

Liabilities
Current liabilities
Bank indebtedness - current (note 6)	$5,213	$5,539
Accounts payable (note 8)	113,048	126,317
Accrued liabilities (note 12)	2,106	3,062
Due to related party (note 7)	28,257	37,842
Advances from investor (note 7)	76,474	69,678
Convertible debentures (note 8)	437,000	354,000
Tooling commitment liability (note 9)	105,816	105,816

	767,914	702,254
Bank indebtedness - long-term (note 6)	16,509	17,540

	784,423	719,794

Shareholder's (deficiency) equity
Class A common shares, par value $0.001, 200,000,000 shares authorized; 10,000 issued (December 31, 2013 - 10,000) (note 11)	10	10
Class B common shares, par value $0.001, 100,000,000 shares authorized; Nil issued (December 31, 2013 - Nil) (note 11)	—	—
Preferred shares, par value $0.001, 10,000,000 shares authorized; Nil issued (December 31, 2013 - Nil) (note 11)	—	—
Additional paid-in capital	1	1
Deficit	(435,020)	(222,812)
	(435,009)	(222,801)
	$349,414	$496,993

Going Concern (note 1); Committments and Contingencies (note 12); Subsequent Events (note 16)

The accompanying notes are an integral part of these condensed interim financial statements.

1

iWallet Corporation

Condensed Interim Statements of Operations and Comprehensive Loss

for the three month periods ended March 31, 2014 and 2013 (unaudited)

	2014	2013

Sales	$16,132	$17,491
Cost of sales	16,946	13,600
Gross (loss) profit	(814)	3,891

Expenses
Legal and professional fees	111,558	8,075
Sub contractor fees	62,100	—
Travel	15,615	3,127
Office and general expenses	11,375	1,954
Interest and bank fees	5,466	467
Rent	1,250	—
Research and development	1,142	—
Provision for loss on tooling commitment (note 9)	—	139,213
Amortization of intangible assets	2,888	1,784
	211,394	154,620

Loss before (recovery of) provision for income taxes	(212,208)	(150,729)
(Recovery of) provision for income taxes (note 10)	—	(4,247)

Net and comprehensive loss for the year	$(212,208)	$(146,482)
Net and comprehensive loss per share basic and diluted (note 13)	$(21.22)	$(14.65)
Weighted average number of shares outstanding basic and diluted (note 13)	10,000	10,000

The accompanying notes are an integral part of these condensed interim financial statements.

2

iWallet Corporation

Condensed Statement of Changes in Shareholder's Deficiency

for the three month periods ended March 31, 2014 and 2013 and year ended December 31, 2013 (unaudited)

	Class A Common Shares		Additional	Retained Earnings	Shareholder's (Deficiency)
	Shares	Amount	Paid-in Capital	(Deficit)	Equity

Balance, January 1, 2013	10,000	$10	$1	$4,109	$4,120
Net loss	—	—	—	(146,482)	(146,482)

Balance, March 31, 2013	10,000	10	1	(142,373)	(142,362)
Net loss	—	—	—	(80,439)	(80,439)

Balance, December 31, 2013	10,000	10	1	(222,812)	(222,801)
Net loss	—	—	—	(212,208)	(212,208)

Balance, March 31, 2014	10,000	$10	$1	$(435,020)	$(435,009)

The accompanying notes are an integral part of these condensed interim financial statements.

3

iWallet Corporation

Condensed Interim Statements of Cash Flows

for the three month periods ended March 31, 2014 and 2013 (unaudited)

	2014	2013

Cash flow from operating activities
Net and comprehensive loss for the period	$(212,208)	$(146,482)
Items not affecting cash
Amortization of intangible assets	2,888	1,784
Provision for loss on tooling commitment (note 9)	—	139,213
Recovery of income taxes	—	(4,247)
	(209,320)	(9,732)
Non-cash operating items resulted from changes in:
Accounts receivable	4,575	8,520
Deposits and deferred costs	(107,527)	—
Inventory	5,545	5,459
Accounts payable	(13,269)	5,050
Accrued liabilities	(956)	1,276
	(320,952)	10,573

Cash flow from investing activities
Expenditures on intangible assets	(12,190)	(3,018)
	(12,190)	(3,018)

Cash flow from financing activities
Funds repaid to related party	(9,585)	(2,777)
Funds repaid to shareholder	(28,635)	(11,216)
Receipt of funds held in attorney trust	39,705	—
Repayment of bank indebtedness	(1,357)	(1,060)
Advances from investor	6,796	—
Proceeds from issuance of convertible debentures	83,000	—
	89,924	(15,053)

Decrease in cash	(243,218)	(7,498.00)
Cash, beginning of period	250,718	13,462.00
Cash, end of period	$7,500	$5,964.00

The accompanying notes are an integral part of these condensed interim financial statements.

4

iWallet Corporation

Notes to Condensed Interim Financial Statements

March 31, 2014 and 2013 (unaudited)

1. Nature of Business and Going Concern

iWallet Corporation ("the Company") is engaged in the design, development, manufacturing and sales of bio-metric locking wallets, which operate by scanning a users fingerprint to open the wallet.

The Company was incorporated on November 18, 2009 in the State of California and is located at 7968 Arjons Drive, Suite D, San Diego, California 92126.

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which contemplates continuation of the Company as a going concern.

As of March 31, 2014, the Company has incurred a shareholder's deficiency of $435,009 (December 31, 2013 - $222,801) and has significant losses and negative cash flows from operations. In addition as at March 31, 2014 the Company has a working capital deficiency of $524,517 (December 31, 2013 - $301,976). There is no certainty that the Company will be successful in generating sufficient cash flow from operations or achieving and maintaining profitable operations in the near future to enable it to meet its obligations as they come due. As a result there is substantial doubt regarding the Company's ability to continue as a going concern. The Company may require additional financing to fund its operations, which may not be available at acceptable terms or at all. The Company plans on raising additional funds from completing financing arrangements, whether as continued subscriptions for convertible debentures or from additional sources, in contemplation of completing a public listing transaction.

The condensed interim financial statements do not include any adjustments relating to the recoverability and classification of the recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. All adjustments, consisting only of normal recurring items, considered necessary for fair presentation have been included in these condensed interim financial statements.

2. Significant Accounting Policies

Unaudited Condensed Interim Financial Statements

These unaudited condensed interim financial statements have been prepared on the same basis as the annual financial statements and should be read in conjunction with those annual financial statements for the year ended December 31, 2013. In the opinion of management, these unaudited condensed interim financial statements reflect adjustments, necessary to present fairly the Company's financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period.

5

iWallet Corporation

Notes to Condensed Interim Financial Statements

March 31, 2014 and 2013 (unaudited)

3. Recently Issued Accounting Standards and Recently Adopted Accounting Pronouncement

Income Taxes (ASC Topic - 750): Presentation of an Unrecognized Tax Benefit when a Net Operating Loss Carry-forward, a Similar Tax Loss, or a Tax Credit Carry-forward Exists" ("ASU 2013-11") was issued during July 2013. The FASB issued guidance on how to present an unrecognized tax benefit. The guidance is effective for annual periods beginning after December 15, 2013. Adoption of the accounting pronouncement does not have a material effect on these accompanying condensed interim financial statements.

On May 28, 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606)”. The standard outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance. The accounting standard is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2017. Early adoption is not permitted. The impact on the condensed interim financial statements of adopting ASU 2014-09 will be assessed by management.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying condensed interim financial statements.

4. Inventory

	March 31, 2014	December 31, 2014
Finished goods	$14,816	$20,361

During the period ended March 31, 2014, the Company recorded a provision relating to obsolete inventory of $nil (2013 - $nil).

6

iWallet Corporation

Notes to Condensed Interim Financial Statements

March 31, 2014 and 2013 (unaudited)

5. Intangible Assets

			March 31, 2014

	Cost	Accumulated Amortization	Net Book Value
Patents	$68,120	$11,051	$57,069
Trademarks	13,484	3,661	9,823
Software	40,000	875	39,125
	$121,604	$15,587	$106,017

			December 31, 2013

	Cost	Accumulated Amortization	Net Book Value
Patents	$65,930	$9,375	$56,555
Trademarks	13,484	3,324	10,160
Software (i)	30,000	—	30,000
	$109,414	$12,699	$96,715

(i)	The Company purchased software from an arm's length third party in December 2013 accordingly although ready for use, the costs were not amortized as any amortization would have been insignificant.

Depreciation for the three-month period ended March 31, 2014 is $2,888 (March 31, 2013 - $1,784).

7

iWallet Corporation

Notes to Condensed Interim Financial Statements

March 31, 2014 and 2013 (unaudited)

6. Bank Indebtedness

The bank indebtedness of the Company consists of a secured line of credit with a limit of $35,000 bearing interest at the annual prime rate plus 1.25%, which as at March 31, 2014 and December 31, 2013 was 4.5%, and with monthly repayments determined as follows:

a) the greater of:

i)	two percent (2%) of the outstanding principal balance outstanding on the last day of the billing period, or
ii)	$100, and

b) accrued interest since the date of the last payment.

On termination of the line of credit, the amount will become due over a period determined by the creditor of between thirty-six and eighty-four months, or over three to seven years, which at the time of the agreement was determined to be forty-eight months, or four years.

The line of credit is subject to various non-financial covenants that would constitute an event of default, notably: ownership change or sale of the business; closure or failure to maintain the related chequing account; insolvency or any bankruptcy proceedings; or, any other defaults on other contracts with the creditor or with any other financial institution.

Security for the line of credit is the cash in the chequing account held with the bank.

	March 31, 2014	December 31, 2013

Line of credit	$21,722	$23,079
Less: Current portion - estimated based on (a)(i) above	(5,213)	(5,539)
	$16,509	$17,540

Principal repayments estimated based on (a)(i) above as at March 31, 2014:

2014	$3,910
2015	5,213
2016	5,213
2017	2,173
$16,509

8

iWallet Corporation

Notes to Condensed Interim Financial Statements

March 31, 2014 and 2013 (unaudited)

7. Related Party Balances

	March 31, 2014	December 31, 2013

Current assets
Due from shareholder	$90,468	$61,833

Current liabilities
Due to related party	$28,257	$37,842
Advances from investor	$76,474	$69,678

The above balances are non-interest bearing, unsecured and due on demand. The related party is related by virtue of the common control and ownership by the Company's shareholder.

The advances from investor were funds advanced for purposes of covering operating expenses of the Company and were intended to be formalized into a convertible debenture, which was completed subsequent to the period end (note 16). At December 31, 2013, the investor was also serving as interim Chief Financial Officer ("CFO") and accordingly these transactions constitute related party transactions; however, on January 1, 2014 the investor resigned as interim CFO.

8. Convertible Debentures

In December of 2013, the Company entered into a series of secured convertible debenture agreements (the "convertible debentures") with various investors amounting to $354,000, of which $39,705 was held in attorney's trust to fund related closing costs. During the three months ending March 31, 2014 the Company closed on an additional $83,000 of convertible debentures with the same terms, bringing the total convertible debentures outstanding as at March 31, 2014 to $437,000. The convertible debentures bear interest at 5% per annum calculated monthly and payable on maturity and had an original maturity date of June 30, 2014. Subsequent to the period end, the Company extended the maturity to August 15, 2014 and issued an additional $226,000 in convertible debentures, including the formalization of the advances from investor in note 7 (see note 16). As at March 31, 2014, the amount of accrued interest is $5,158 (December 31, 2013 - $200), which is included in accounts payable.

Each convertible debenture contains a conversion option contingently exercisable upon the approval from the Securities and Exchange Commission or the TSX Venture Exchange for listing of its common shares. The conversion price will be based on the price at which the Company sells or issues common shares or units, less a discount of 30%. A unit would consist of one common stock and one share purchase warrant entitling the holder to purchase one additional Class A common share at an exercise price of $0.20 and with a term of 24 months. Similarly, the Company has the option to force conversion upon approval of a public listing at the same conversion price.

Since the conversion option is contingent upon a public listing no value has been allocated to the conversion option in accordance with ASC 470 Debt. The terms of the convertible debenture do not permit the number of shares receivable upon conversion if a public listing occurs to be calculated at the commitment date. Upon the occurrence of a public listing the conversion feature would be measured and recognized as a debt discount and an adjustment to additional paid-in capital.

9

iWallet Corporation

Notes to Condensed Interim Financial Statements

March 31, 2014 and 2013 (unaudited)

9. Tooling Commitment Deposit, Deferred Costs and Liability

On May 26, 2011, the Company signed a contract with a supplier under which they are required to pay for tooling costs in addition to their regular purchase orders (the "tooling commitment"). Under the terms of the tooling commitment the Company was required to pay for 30% of the contracted tooling costs upon execution (the "tooling commitment deposit") and the remaining 70% over the purchase of 5,000 units over a nine month period (the "tooling commitment liability"). If 5,000 units were not purchased within those nine months, then the remaining amount was due within thirty days.

As of February 27, 2012, the Company had not reached the contracted level of purchases and an informal agreement to extend the period was made; however, by December 31, 2012 the Company had not complied and as a result, the entire amount would have been considered due.

On August 24, 2013, the Company entered into a revised agreement with the supplier that extended the term another twelve months to August 24, 2014.

The tooling commitment deposit is included in deposits and deferred costs and is capitalized into inventory as units are purchased based on the 5,000 unit commitment. The tooling commitment liability becomes due and is recognized into accounts payable as units are purchased and the corresponding deferred costs are capitalized into inventory, all of which is based on the 5,000 unit commitment.

During 2013, it was determined that based on the actual sales levels realized in 2013, the 5,000 unit commitment, the Company would likely not be able to meet the required orders. Accordingly, the deferred costs related to excess units was recognized as a provision for loss on the tooling commitment in the condensed interim statement of operations and comprehensive (loss).

	March 31, 2013	December 31, 2014

Tooling commitment deposit	$41,119	$41,119
Tooling commitment deferred costs	100,947	100,947
	142,066	142,066
Provision for loss on tooling commitment	(139,213)	(139,213)

Tooling commitment deposit and deferred costs	$2,853	$2,853

Tooling commitment liability	$105,816	$105,816

10

iWallet Corporation

Notes to Condensed Interim Financial Statements

March 31, 2014 and 2013 (unaudited)

10. Income Taxes

The Company calculates its income tax expense by estimating the annual effective tax rate and applying that rate to the year-to-date ordinary income at the end of the period.   The Company records a tax valuation allowance when it is more likely than not that it will not be able to recover the value of its deferred tax assets.  As of March 31, 2014 and 2013, the Company calculated its estimated annualized effective tax rate at 0% and 0%, respectively. The Company had no income tax expense on its $212,208 loss for the three months ended March 31, 2014.   The Company recognized no income tax expense based on its $150,729 pre-tax loss for the three months ended March 31, 2013.

The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit.   For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority.  The Company recognizes interest accrued on uncertain tax positions as well as interest received from favorable tax settlements within interest expense.   The Company recognizes penalties accrued on unrecognized tax benefits within general and administrative expenses.   As of March 31, 2014 and December 31, 2013, the Company had no uncertain tax positions.

The Company does not anticipate any significant changes to the total amounts of unrecognized tax benefits in the next twelve months. In many cases the Company's uncertain tax positions are related to tax years that remain subject to examination by tax authorities. The following describes the open tax years, by major tax jurisdiction, as of March 31, 2014:

Federal 2009 – present

State 2009 – present

11

iWallet Corporation

Notes to Condensed Interim Financial Statements

March 31, 2014 and 2013 (unaudited)

11. Share Capital

Authorized

200,000,000 Class A Common shares par value $0.001

100,000,000 Class B Common shares par value $0.001

10,000,000 Preferred Shares par value $0.001

Issued

		March 31, 2014	December 31, 2013

10,000	Class A Common shares	$10	$10

12

iWallet Corporation

Notes to Condensed Interim Financial Statements

March 31, 2014 and 2013 (unaudited)

12. Commitments and Contingencies

Legal Matters

From time to time, the Company may be involved in a variety of claims, suits, investigations and proceedings arising from the ordinary course of our business, collections claims, breach of contract claims, labour and employment claims, tax and other matters. Although claims, suits, investigations and proceedings are inherently uncertain and their results cannot be predicted with certainty, the Company believes that the resolution of current pending matters will not have a material adverse effect on its business, financial position, results of operations or cash flow. Regardless of the outcome, litigation can have an adverse impact on the Company because of legal costs, diversion of management resources and other factors.

Warranty Provisions

The Company is also exposed to warranty contingencies associated with the iWallet and has recorded a provision for these for the period ended March 31, 2014 of $2,106 and the year ended December 31, 2013 of $3,062, however, the actual amount of loss could be materially different.

13. Basic and Diluted Loss Per Share

Potential common shares related to the convertible debentures were excluded from the computation of diluted loss per share for the period ending March 31, 2014 because the inclusion of these shares would be anti-dilutive.

For the period ending March 31, 2013, no dilutive instruments existed; therefore, basic and diluted loss per share were equal.

13

iWallet Corporation

Notes to Condensed Interim Financial Statements

March 31, 2014 and 2013 (unaudited)’

14. Segmented Reporting

All of the Company's long-lived assets are located in the United States.

During the three-month period ended March 31, 2014, the Company had sales to customers in Ireland amounting to 10% of total sales (three-month period ended March 31, 2013 - nil). The remaining sales consist primarily of domestic sales; however, additional international sales accounted for 26% (three-month period ended March 31, 2013 - 43%) of total sales although no individual country was in excess of ten percent of total sales.

15. Risk Management

Concentrations of Credit Risk

The Company’s cash balances are maintained in bank accounts in the United States. Deposits held in banks in the United States are insured up to $250,000 per depositor for each bank by the Federal Deposit Insurance Corporation. Actual balances at times may exceed these limits.

The Company performs on-going credit evaluations of its customers’ financial condition and generally does not require collateral from its customers. One customer accounted for 14% of the Company's revenue during the three-month period ended March 31, 2014. There were no significant customers during the three-month period ended March 31, 2013. As of March 31, 2014 there was no accounts receivable balance. As of December 31, 2013 one customer accounted for 100% of the accounts receivable balance.

Economics Dependence

For the period ended March 31, 2014, the Company purchased 100% (2013 - 100%) of its wallet inventory from one vendor.

The accounts payable to this vendor is reflected in the carrying amount of the tooling commitment liability see note 9.

14